UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Prospect Street, Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 846-4280

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01    Entry into a Material Definitive Agreement

Placement Agency Agreement

In connection with the Private Placement (as defined below), on May 3, 2019, Better Choice Company Inc., a Delaware corporation (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Canaccord Genuity LLC (“CGF”), pursuant to which CGF agreed to serve as placement agent for the Private Placement. The Company agreed to pay an aggregate placement agent fee equal to (i) 6.0% of the gross proceeds received by the Company from the Private Placement and (ii) warrants to purchase common stock of the Company equal to 3.5% of the gross proceeds received by the Company from the Private Placement. The Placement Agency Agreement contains, among other things, customary representations, warranties and agreements by the Company, customary conditions to closing and indemnification obligations of the Company and CGF.

Loan Documents

On May 6, 2019, the Company entered into a Loan Agreement (the “Loan Agreement”) by and between the Company and Franklin Synergy Bank, a Tennessee banking corporation (the “Lender”), pursuant to which, at the Company’s option and subject to the occurrence of the funding conditions described below and other customary funding conditions, the Lender is obligated to provide advances to the Company in an aggregate amount less than or equal to $6,200,000 (the “Loan”).

Under the Revolving Line of Credit Promissory Note entered into by the Company (the “Note”), all advances bear interest from the date of such advance until such amount is due and payable (whether on any payment date, at maturity, by acceleration, or otherwise), at a fixed rate of interest equal to 3.70% per annum, which may be adjusted from time to time subject to certain conditions. In addition, the Company paid a fee of $10,000 upon closing. The Company is also required to pay a late charge equal to 5% of the aggregate amount of any payments of principal and/or interest that are paid more than 10 days after the due date.

The Note may be permanently prepaid at any time in whole or in part without penalty or premium in accordance with, and subject to any limitations on prepayments set forth in, the Loan Agreement. The Company is also required to make mandatory prepayments of the Loan and interest and expenses thereon, subject to specified exceptions, upon defaulting on any payments of principal or interest on the Loan, the occurrence of certain specified defaults of the covenants in the Loan Agreement, the occurrence of a material adverse change in the business, operations or conditions of the Company and specified other events.

TruPet LLC and Bona Vida, Inc. became guarantors of the Company’s obligations under the Loan Agreement after the closing of the acquisitions described under Item 2.01 below. In addition, pursuant to a Security Agreement by and between the Company and Lender dated the date of the Loan Agreement (the “Security Agreement”), the Company has granted the Lender a security interest in all assets of the Company owned or later acquired. The Loan Agreement also contains certain events of default, representations, warranties and covenants of the Company and its subsidiaries. For example, the Loan Agreement contains representations and covenants that, subject to exceptions, restrict the Company’s ability to do the following, among things: incur additional indebtedness, engage in certain asset sales, or undergo a change in ownership.

The foregoing descriptions of the Loan Agreement, the Security Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to copies of these agreements which are filed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Executive Employment Agreements

On May 6, 2019, the Company entered into executive employment agreements with each of Damian Dalla-Longa, Co-Chief Executive Officer, Lori Taylor, Co-Chief Executive Officer, and Anthony Santarsiero, President and Director of Operations, each of which is effective as of May 6, 2019.

Each executive employment agreement sets forth the executive’s position in which he or she is to serve and reporting relationship at the Company, and provides for an annual base salary, a bonus for entering into the respective employment agreements, an annual performance bonus with a specified target level, eligibility in all employee benefit plans maintained by the Company for the benefit its executives generally and severance benefits upon certain qualifying terminations of employment, as described in more detail below. Each executive’s annual base salary under his or her executive employment agreement is as follows: Mr. Dalla-Longa: $300,000; Ms. Taylor: $300,000; and Mr. Santarsiero: $250,000. See the current report on Form 8-K filed by the Company with the SEC on May 8, 2019 for additional information regarding stock option grants made in connection with the entering into of the employment agreements.

Pursuant to the executive employment agreements, in the event the executive is terminated by the Company without “cause” or resigns for “good reason” (each, as defined in the executive employment agreements), the executive will be eligible to receive: (i) any accrued but unpaid base salary for services rendered to the date of termination and any accrued but unpaid expenses required to be reimbursed under such employment agreement, (ii) severance equal to 12 months of executive’s base salary paid in the form of continuing installments on the Company’s ordinary payroll schedule; (iii) a lump sum payment equal to his or her target bonus for the year of termination, prorated to the date of such termination; (iv) 3 months from the date of termination to exercise all vested stock options held by the executive as of the date of termination (but in no event beyond the original expiration date); (v) full vesting of the equity awards on the date of termination; and (vi) fringe benefits and perquisites consistent with the practices of the Company up to 12 months following the termination date.

In the event the executive is terminated due to death or disability, he or she (or his or her legally appointed guardian) will be eligible to receive: (i) any accrued but unpaid base salary for services rendered to the date of termination and any accrued but unpaid expenses required to be reimbursed under such employment agreement; (ii) a lump sum payment equal to his or her target bonus for the year of termination, prorated to the date of such termination; and (iii) 12 months from the date of termination to exercise all vested stock options held by the executive as of the date of termination (but in no event beyond the original expiration date).

The receipt of all of the foregoing severance payment and benefits is subject to the executive’s continued compliance with all of his or her obligations to the Company, including under each executive’s confidential information and non-compete agreements with the Company, and the executive’s execution and delivery of a release of claims against the Company.

The information contained below in Item 3.02 related to the documentation regarding the unregistered sales of equity securities is hereby incorporated by reference into this Item 1.01. Additionally, the information contained below in Item 2.01 related to the Bona Vida Merger Agreement, Bona Vida First Amendment, TruPet Merger Agreement, TruPet First Amendment and Acquisition Registration Rights Agreements (as defined below) is hereby incorporated by reference into this Item 1.01.

The Lender and its respective affiliates have engaged in advisory roles and other commercial dealings in the ordinary course of business with the Company or its affiliates. The Lender has received, or may in the future receive, customary fees and commissions for these transactions. In addition, CGF and its respective affiliates have engaged in, and may in the future engage in, investment banking, advisory roles and other commercial dealings in the ordinary course of business. CGF has received, or may in the future receive, customary fees and commissions for these transactions.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On May 6, 2019, the Company completed the acquisition of (i) the Delaware corporation that was previously known as “Bona Vida, Inc.” in accordance with the terms of the Agreement and Plan of Merger, dated as of February 28, 2019, (the “Bona Vida Merger Agreement”) by and among the Company, BCC Merger Sub, Inc. (“Merger Sub”), and Bona Vida, Inc. (“Bona Vida”), as amended by Amendment No. 1 thereto made and entered into as of May 3, 2019 (the “Bona Vida First Amendment”), pursuant to which Merger Sub merged with and into Bona Vida, with Bona Vida surviving as a wholly owned subsidiary of the Company (the “Bona Vida Acquisition”) and (ii) the Delaware limited liability company that was previously known as “TruPet LLC” in accordance with the terms of the Securities Exchange Agreement, dated as of February 2, 2019, (the “TruPet Merger Agreement”) by and between the Company and TruPet LLC (“TruPet”), as amended by Amendment No. 1 thereto made and entered into as of May 6, 2019 (the “TruPet First Amendment”), pursuant to which the Company agreed to acquire 93.3% of the outstanding TruPet membership interests (the “TruPet Acquisition” and, together with the Bona Vida Acquisition, the “Acquisitions”). Following the completion of the Acquisitions, the business conducted by the Company became primarily the businesses conducted by TruPet and Bona Vida, which is as an online seller of pet foods, pet nutritional products and related pet supplies and as an emerging hemp-based CBD platform focused on developing a portfolio of brand and product verticals within the animal health and wellness space, respectively.

Under the terms of the Bona Vida Merger Agreement, the Company issued 18,003,273 shares of its common stock, par value $0.001 per share (“Common Stock”), to Bona Vida’s stockholders for all shares of Bona Vida’s common stock outstanding immediately prior to the Bona Vida Acquisition. The Company also offered to purchase each warrant held by Bona Vida warrant holders for CAD $0.75 per share, with any outstanding warrants at closing being cancelled. Under the terms of the TruPet Merger Agreement, the Company issued 14,079,606 shares of its Common Stock to TruPet’s members for 93.3% of the issued and outstanding membership interests of TruPet outstanding immediately prior to the TruPet Acquisition.

The Company has agreed to use its commercially reasonable efforts to register the shares of Common Stock issued to the former stockholders and members of Bona Vida and TruPet , respectively, with the Securities and Exchange Commission (the “SEC”) pursuant to a registration rights agreement dated as of May 6, 2019, among the Company and the Bona Vida stockholders (the “Bona Vida Registration Rights Agreement”) and a registration rights agreement dated as of May 6, 2019, among the Company and the TruPet members (the “TruPet Registration Rights Agreement” and, together with the Bona Vida Registration Rights Agreement, the “Acquisition Registration Rights Agreements”). Under the Acquisition Registration Rights Agreements, the Company agreed to use its commercially reasonable efforts to file a registration statement to register the shares of Common Stock issued as part of the Acquisitions’ consideration as soon as practicable. The number of shares of Common Stock issued as part of the Acquisitions’ consideration to be included as part of any registration statement is determined as follows: (i) the Company must first include with such registration statement all the shares of Common Stock (including the Common Stock issuable upon exercise of the Warrants issued in the Private Placement) sold in the Private Placement; and (ii) to the extent the Company may register a greater number of shares of Common Stock than those comprising the shares of Common Stock (including the Common Stock issuable upon exercise of the Warrants issued in the Private Placement) sold in the Private Placement, the recipients of Common Stock issued as part of the Acquisitions’ consideration will be entitled to participate on a pro rata basis.

In addition, the Company agreed, among other things, to use commercially reasonable efforts to cause such registration statement to become and remain effective and to use commercially reasonable efforts to cause the Common Stock received in the Acquisitions to be quoted on each trading market and/or in each quotation service on which the Common Stock is then quoted.

The Company has also agreed, among other things, to indemnify those who received shares of Common Stock in the Acquisitions from certain liabilities and to pay all fees and expenses incurred by the Company in connection with the registration of shares of its common stock received in the Acquisitions.

Immediately after the Acquisitions and Private Placement, there were approximately 41,028,569 shares of Common Stock outstanding. The Company’s co-chief executive officers, Damian Dalla-Longa and Lori Taylor, each received shares of Common Stock in the Acquisitions by virtue of their being stockholders of  Bona Vida and TruPet, respectively, where each were previously respectively employed.

The foregoing descriptions of the Bona Vida Merger Agreement, Bona Vida First Amendment, TruPet Merger Agreement, TruPet First Amendment, Bona Vida Registration Rights Agreement and TruPet Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Bona Vida Merger Agreement, Bona Vida First Amendment, TruPet Merger Agreement, TruPet First Amendment, form of Bona Vida Registration Rights Agreement and form of TruPet Registration Rights Agreement, copies of which are filed as filed as Exhibits 2.1, 2.2, 2.3, 2.4, 4.1, 4.2, hereto and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 regarding the Company’s direct financial obligations and Bona Vida’s and TruPet’s guarantees under the Loan Documents is hereby incorporated by reference into this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

On May 6, 2019, the Company closed (the “Closing”) its previously announced private placement (“Private Placement”) pursuant to the terms of the subscription agreements (the “Subscription Agreements”), dated as April 25, 2019, between the Company and certain institutional and accredited investors (the “Purchasers”). At the Closing, the Company issued 5,728,325 shares of its Common Stock at a purchase price of $3.00 per share and warrants to purchase up to 5,728,325 shares of its Common Stock at an exercise price of $4.25 per share (the “Warrants”). The Warrants are exercisable for 24 months from the Closing.

The aggregate gross proceeds for the Private Placement were approximately $17.2 million.

In connection with the Closing, the Company entered into the previously disclosed registration rights agreement (the “Registration Rights Agreement”) with the Purchasers.

The Private Placement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The securities sold and issued in the Private Placement are not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Additional information with respect to the Private Placement, the Warrants and the Registration Rights Agreement is available in the current report on Form 8-K filed by the Company with the SEC on April 30, 2019.

The information contained above in Item 2.01 related to the Common Stock the Company issued as merger consideration in the Acquisitions is hereby incorporated by reference into this Item 3.02.

In addition, in connection with the Mergers, on May 2, 2019, the Company granted to its directors and executive officers non-qualified stock options to purchase an aggregate of 5,500,000 shares of the Common Stock under the Company’s 2019 Incentive Award Plan (the “2019 Plan”) at an exercise price of $5.00 per share.  The stock options vest and become exercisable monthly over 2 years in equal installments of 1/24 each month and accelerate vesting upon a Change of Control, as defined in the 2019 Plan.  These stock option grants are exempt from the registration requirements of the Securities Act pursuant to Rule 701 thereunder.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained above in Item 1.01 related to the Executive Employment Agreements is hereby incorporated by reference into this Item 5.02.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 28, 2019, by and among the Better Choice Company Inc., BBC Merger Sub, Inc. and Bona Vida, Inc.
2.2	First Amendment to Agreement and Plan of Merger, dated as of February 28, 2019, by and among the Better Choice Company Inc., BBC Merger Sub, Inc. and Bona Vida, Inc., dated as of May 3, 2019
2.3	Securities Exchange Agreement, dated as of February 2, 2019, by and among Better Choice Company Inc., Trupet LLC and the members of TruPet LLC
2.4	First Amendment to Securities Exchange Agreement, dated as of February 2, 2019, by and among Better Choice Company Inc., Trupet LLC and the members of TruPet LLC, dated as of May 6, 2019
4.1	Form of Registration Rights Agreement, dated as of May 6, 2019, by and among Better Choice Company Inc. and the former stockholders of Bona Vida listed on the signature pages thereto
4.2	Form of Registration Rights Agreement, dated as of May 6, 2019, by and among Better Choice Company Inc. and the former member of TruPet listed on the signature pages thereto
10.1	Loan Agreement, dated as of May 6, 2019, between Better Choice Company Inc. and Franklin Synergy Bank
10.2	Security Agreement, dated as of May 6, 2019, between Better Choice Company Inc. and Franklin Synergy Bank
10.3	Form of Revolving Line of Credit Promissory Note

Forward Looking Statements.

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” , or expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risk and uncertainties inherent in the Company’s business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

No Offer or Solicitation

This communication and the exhibits filed hereto shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: May 10, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Chief Executive Officer